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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                                   CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 10, 1997




                               HORIZON PHARMACIES, INC.
                (Exact name of registrant as specified in its charter)




                TEXAS                 333-25257            75-2441557
(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation or organization)      File Number)       Identification No.)


    275 W. PRINCETON DRIVE
       PRINCETON, TEXAS                                        75407
(Address of Principal Executive Offices)                    (Zip Code)

                                    (972) 736-2424
                 (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On December 10, 1997, the registrant, HORIZON Pharmacies, Inc. ("Registrant"), acquired substantially all of the assets of Mart Super Drugs, a Missouri partnership (the "Pharmacy"), comprising primarily pharmacy files, equipment, inventory and supplies. The Registrant acquired the assets through arm's-length negotiations with Scott Spencer and Jacques C. Jett, the Pharmacy's sole partners.

    Prior to this transaction, no material relationships existed between the Pharmacy and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

    The consideration for the acquisition consisted of (i) $120,000 cash; (ii) two promissory notes each in the amount of $103,120.09 payable over 84 months in equal monthly installments bearing interest at 8% per annum. The cash portion of the purchase price was derived from proceeds of the Registrant's initial public offering which closed July 11, 1997.

    The Registrant intends to continue the retail pharmacy operations of the Pharmacy under the HORIZON Pharmacies, Inc. name. In connection therewith, the Registrant has secured a real estate lease covering the current retail location of the Pharmacy and has secured a valid Missouri license to do business at that location under the HORIZON Pharmacies, Inc. name.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

    (b)  PRO FORMA FINANCIAL INFORMATION.

         See (a) above.

    (c)  EXHIBITS.

         The following exhibits are filed with this report:

         Exhibit No.    Name of Exhibit
         -----------    ---------------

              2 Purchase Agreement dated December 1, 1997 by and between Mart Super Drugs, a Missouri partnership, and HORIZON Pharmacies, Inc. Omitted from this Agreement, as filed, are the exhibits thereto. The Registrant will furnish supplementally a copy of any such omitted exhibits to the Commission upon request.

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                                      SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  REGISTRANT:

                                  HORIZON PHARMACIES, INC.


Date: December 16, 1997           By: /s/Ricky D.  McCord
                                     ------------------------------
                                    Ricky D. McCord, President

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                                  INDEX TO EXHIBITS


                                                               Appears at
Exhibit                                                       Sequentially
Number    Description                                         Numbered Page
-------   -----------                                         -------------

 2        Purchase Agreement dated December 1,                      5
          1997 by and between Mart Super Drugs,
          a Missouri partnership,  and HORIZON
          Pharmacies, Inc.  Omitted from this
          Agreement, as filed, are the exhibits
          thereto.  The Registrant will furnish
          supplementally a copy of any such omitted exhibits to the Commission upon request.


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